SunAmerica Series Trust

(Class A Shares)

Supplement to the Prospectus dated May 1, 2002

On March 13, 2003, the Board of Trustees of SunAmerica Series Trust approved the following portfolio name changes, to be effective May 1, 2003:
Old Name	New Name

Federated Value Portfolio	Federated American Leaders Portfolio
Putnam Growth Portfolio	Putnam Growth: Voyager Portfolio

These name changes will not result in any modifications to the investment goal or principal investment strategies of each Portfolio as stated in its Prospectus.

March 14, 2003

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